Exhibit 31.1

CERTIFICATION

I, Francis L. Simola, certify that:

(1) I have reviewed this Form 10-Q/A of PowerCold Corporation;

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of PowerCold Corporation as of, and for, the periods presented in this report;

(4) PowerCold Corporation's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for PowerCold Corporation and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to PowerCold Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of PowerCold Corporation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in PowerCold Corporation's internal control over financial reporting that occurred during PowerCold Corporation's most recent fiscal quarter (PowerCold Corporation's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, PowerCold Corporation's internal control over financial reporting; and

(5) PowerCold Corporation's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to PowerCold Corporation's auditors and the audit committee of PowerCold Corporation's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect PowerCold Corporation's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in PowerCold Corporation's internal control over financial reporting.

Date: September 15, 2004

/s/ Francis L. Simola

Francis L. Simola

Chairman, President and CEO

21